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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 2004


                           PARK PLACE SECURITIES, INC.

                       (as depositor under the Pooling and
                     Servicing Agreement, dated as of August
                     1, 2004, providing for the issuance of
                     Asset-Backed Pass-Through Certificates,
                                Series 2004-WCW1)


                           Park Place Securities, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


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
Delaware                                     333-115827                           34-1993512
--------                                     ----------                           ----------
(State or Other Jurisdiction                (Commission                         (I.R.S. Employer
of Incorporation)                           File Number)                        Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                                                    92868
------------------                                                                    -----
(Address of Principal Executive Offices)                                            (Zip Code)


Registrant's telephone number, including area code:  (714) 541-9960

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

Item 5. Other Events
        ------------

Description of the Certificates and the Mortgage Pool

         On August 6, 2004 (the "Closing Date"), a single series of certificates, entitled Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-WCW1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of August 1, 2004 (the "Agreement"), among Park Place Securities, Inc. as depositor (the "Registrant"), Countrywide Home Loans Servicing LP as master servicer (the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee").

         The Certificates designated as the Series 2004-WCW1 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Cut-off Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $1,124,629,836.71.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Cut-off Date.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  1. Not applicable

                  2. Not applicable

                  3. Exhibits



   Exhibit No.                                    Description
   -----------                                    -----------
      99.1 Characteristics of the Mortgage Pool as of August 1, 2004, relating to Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-WCW1.








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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 6, 2004


                                                 PARK PLACE SECURITIES, INC.


                                                 By:  /s/ John P. Grazer
                                                     -----------------------
                                                 Name:    John P. Grazer
                                                 Title:   CFO

                                Index to Exhibits


                                                                                         Sequentially
      Exhibit No.                               Description                              Numbered Page
      -----------                               -----------                              -------------
          99.1            Characteristics  of the  Mortgage  Pool as of August 1,              P
                          2004,   relating  to  Park  Place   Securities,   Inc.,
                          Asset-Backed    Pass-Through    Certificates,    Series
                          2004-WCW1.